                                                                   EXHIBIT 10.46


                      FIFTH AMENDMENT, WAIVER AND CONSENT


                 FIFTH AMENDMENT, WAIVER AND CONSENT (this "Amendment"), dated as of January 16, 1998, among ANCHOR GLASS CONTAINER CORPORATION, f/k/a Anchor Glass Acquisition Corporation, a Delaware Corporation (the "Borrower"), the financial institutions party to the Credit Agreement referred to below (the "Lenders"), BANKERS TRUST COMPANY, as an Issuing Bank (an "Issuing Bank"), BT COMMERCIAL CORPORATION, acting as Co-Syndication Agent and Agent (the "Agent"), and PNC BANK, NATIONAL ASSOCIATION, as Co-Syndication Agent and as an Issuing Bank (an "Issuing Bank"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.


                             W I T N E S S E T H :

                 WHEREAS, the Borrower, the Lenders, the Issuing Banks and the Agent are parties to a Credit Agreement, dated as of February 5, 1997 (as amended, modified or supplemented through the date hereof, the "Credit Agreement"); and

                 WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided, subject to and on the terms and conditions set forth herein;

                  NOW, THEREFORE, it is agreed:

                 1. The Lenders hereby waive any Default or Event of Default that may exist as a result of the Borrower's failure to comply with the requirement of Section 7.1(d) of the Credit Agreement that, not later than thirty days prior to the end of the fiscal year ending on December 31, 1997, the Borrower shall deliver monthly projections to the Lenders, provided that the Borrower delivers such monthly projections to the Lenders on or prior to February 10, 1998.

                 2. The Lenders hereby waive any Default or Event of Default that may exist as a result of the Borrower's failure to comply with the requirements in the second sentence of Section 7.5(d) of the Credit Agreement (that the Borrower will deliver to each of the Banks (i) a complete copy of the annual report (on Internal Revenue Service Form 5500-series) of each Plan required to be filed with the Internal Revenue Service and (ii) copies of any records, documents or other information that must be furnished to the PGBC with respect to any Plan pursuant to Section 4010 of ERISA), provided, however, that such




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requirements in the second sentence of Section 7.5(d) are satisfied as amended in Section 3 below.

                 3. Section 7.5(d) of the Credit Agreement is hereby amended by (i) deleting the text following the first sentence thereof in its entirety and (ii) inserting the following new text in lieu thereof:

         "The Borrower will deliver to each of the Lenders copies of any records, documents or other information that must be furnished to the PBGC with respect to any Plan pursuant to Section 4010 of ERISA. Upon request, the Borrower will deliver to the requesting Lender a complete copy of the annual report (on Internal Revenue Service Form 5500-series) of each Plan (including, to the extent required, the related financial and actuarial statements and opinions and other supporting statements, certifications, schedules and information), other than a Multiemployer Plan, required to be filed with the Internal Revenue Service. In addition to any certificates or notices delivered to the Lenders pursuant to the first sentence hereof, copies of any records, documents or other information required to be furnished to the PBGC, and any material notices received by the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate with respect to any Plan or Foreign Pension Plan, or received from any government agency or plan administrator or sponsor or trustee with respect to any Multiemployer Plan, shall be delivered to the Lenders no later than ten (10) days after the date such records, documents and/or information has been furnished to the PBGC or such notice has been received by the Borrower, the Subsidiary or the ERISA Affiliate, as applicable."

                 4. The Lenders hereby consent to deem the Letter Agreement, dated December 31, 1997, between the Borrower, Fountain Associates I, Ltd. and Citicorp Leasing, Inc. (attached as Annex I hereto) to satisfy the requirements of Section 8.23(b)(ii) of the Credit Agreement, provided that the transactions described therein are consummated on or prior to January 30, 1998.

                 5. In order to induce the Lenders to enter into this Amendment, the Borrower hereby represents and warrants that (i) the representations, warranties and agreements contained in Article 6 of the Credit Agreement are true and correct in all material respects on and as of the Fifth Amendment Effective Date (as defined in Section 9 of this Amendment) (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date) and (ii) there exists no Default (after giving effect to Sections 1 and 2 of this Amendment) or Event of Default on the Fifth Amendment Effective Date, in each case both before (except with respect to Sections 1 and 2 of this Amendment) and after giving effect to this Amendment.




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                 6.         This Amendment is limited as specified and shall
not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

                 7. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower, the Agent and each Lender.

                 8. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                 9. This Amendment shall become effective on the date (the "Fifth Amendment Effective Date") when the Borrower and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Agent at its address for notice provided for in the Credit Agreement.

                 10. From and after the Fifth Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.


                                *      *      *



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                 IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                                        ANCHOR GLASS CONTAINER CORPORATION


                                        By  /s/ M. William Lightner
                                           ----------------------------------
                                        Name: M. William Lightner
                                        Title: VP & CFO


                                        BT COMMERCIAL CORPORATION,
                                           Individually, as Agent and as
                                           Co-Syndication Agent


                                        By  /s/ Basil Palmeri
                                          ------------------------------------
                                        Name: Basil Palmeri
                                        Title: VP


                                        PNC BANK, NATIONAL ASSOCIATION,
                                        Individually, as Co-Syndication
                                        Agent and Issuing Bank


                                        By  /s/ Enrico Della Corna
                                           -----------------------------------
                                        Name: Enrico Della Corna
                                        Title:


                                        BANKERS TRUST COMPANY,
                                        as Issuing Bank


                                        By  /s/ Basil Palmeri
                                           ------------------------------------
                                        Name: Basil Palmeri
                                        Title: VP



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                                        BTM CAPITAL CORPORATION


                                        By  /s/ illegible
                                           ------------------------------------
                                        Name: illegible
                                        Title: Sr. VP


                                        THE CIT GROUP/BUSINESS CREDIT, INC.


                                        By  /s/ Edward A. Jesser
                                           ------------------------------------
                                        Name: Edward A. Jesser
                                        Title: VP


                                        CORESTATES BANK, N.A.


                                        By  /s/ John T. Haurin
                                           ------------------------------------
                                        Name: John T. Haurin
                                        Title: VP


                                        FLEET BANK


                                        By  /s/ Edward McKenney
                                           ------------------------------------
                                        Name: Edward McKenney
                                        Title: VP


                                        KEY CORPORATE CAPITAL, INC.


                                        By  /s/ John R. Kolodey
                                           ------------------------------------
                                        Name: John R. Kolodey
                                        Title: Asst. Vice President

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                                        MELLON BANK, N.A.


                                        By  /s/ Norman R. Smith
                                           ------------------------------------
                                        Name: Norman R. Smith
                                        Title: VP


                                        NATIONAL BANK OF CANADA


                                        By  /s/ Donald P. Haddad
                                           ------------------------------------
                                        Name: Donald P. Haddad
                                        Title: VP


                                        By  /s/ Eric L. Moore
                                           ------------------------------------
                                        Name: Eric L. Moore
                                        Title:


                                        NATIONAL CITY COMMERCIAL FINANCE, INC.


                                        By  /s/ Mark Hanak
                                           ------------------------------------
                                        Name: Mark Hanak
                                        Title: Account Officer


                                        SUMMIT COMMERCIAL/
                                        GIBRALTAR CORP.


                                        By  /s/ Harvey Friedman
                                           ------------------------------------
                                        Name: Harvey Friedman
                                        Title: EVP





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                     [ANCHOR GLASS CONTAINER LETTERHEAD]


December 31, 1997

Fountain Associates I, Ltd.
c/o Wilson Management Company
6200 Courtney Campbell Causeway
Tampa, FL  33607

Citicorp Leasing, Inc.
c/o Citibank, N.A.
5999 Lexington Avenue
New York, NY  10043

RE:      Option Agreement

Ladies and Gentlemen:

Reference is made to the Building Option Agreement dated as of March 31, 1988, between Anchor Glass Container Corporation, formerly known as Anchor Glass Acquisition Corporation ("Anchor"), as assignee of Anchor Resolution Corp., formerly known as Anchor Glass Container Corporation, and Fountain Associated I, Ltd. ("Fountain I"), as modified and amended by (a) the First Amendment to Building Option Agreement dated as of June 16, 1992, (b) the Agreement dated as of June 16, 1992, (c) the Agreement dated as of March 31, 1996, (d) the Amended and Restated Agreement dated as of September 12, 1996, and (e) the Sixth Amendment to Lease and Second Amendment to Building Option Agreement dated as of February 5, 1997 (as so modified and amended, the "Option Agreement").

The purpose of this letter is to confirm our agreements and understandings with respect to the Option Agreement as follows:

         1. Anchor hereby exercises its right under the Option Agreement to acquire the property described therein (the "Property").

         2. The closing on the acquisition on the Property (the "Option Closing") will be held at the offices of Anchor located on the Property on January 20, 1998.

         3. At the Option Closing, Anchor intends to assign its right under the Option Agreement to acquire the Property to Highwoods/Florida Holdings, L.P., a Delaware limited partnership or its designee ("Holdings"). Upon such assignment and payment by Holdings to Citicorp of the purchase price for the Property (the "Purchase Price") by wire transfer of same day funds, (a) Citicorp Leasing, Inc. ("Citicorp") will deliver to Holdings documentation to terminate Citicorp's liens on the Property and security interests in personal property and fixtures located on the Property, (b) Fountain I will convey the Property to Holdings and (c) the parties will execute and deliver an Agreement of Assignment, Assumption and Lease Termination substantially in the





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form of Exhibit A attached to this letter.  On or before January 19, 1998,
Citicorp will provide Anchor with a payoff letter as of January 20, 1998, which will include (a) an invoice, in reasonable detail, for estimated attorneys' fees and disbursements incurred by Citicorp in connection with the transactions contemplated by this letter and (b) wire transfer instructions.

Holdings is obtaining a survey of the Property. Accordingly, it will not be necessary for Fountain I to deliver a survey of the Property at the Option Closing.

         4. Anchor agrees to reimburse Fountain I for up to $5,000 of attorneys' fees and disbursements incurred by Fountain I in connection with the transactions contemplated by this letter upon presentation of an invoice, in reasonable detail, for such fees and disbursements.

If you are in agreement with the foregoing, please so indicate by signing and dating a copy of this letter in the spaces provided below and returning it to the undersigned. This letter may be executed in any number of counterparts and by different signatories thereto in separate counterparts, each of which when so executed will be deemed to be an original and all of which taken together will constitute one and the same instrument. One or more counterparts of this letter may be delivered by telecopier with the intent that it or they will have the effect of an originally executed counterpart hereof.

Very truly yours,

Anchor Glass Container Corporation

By: /s/ David T. Gutowski
   -----------------------------
     David T. Gutowski
     Sr. Vice President

                                        Agreed:

                                        Fountain I Associates, Ltd.
                                        By TWC Sixty, Inc., Its
                                           General Partner

Date: December 31, 1997                 By: /s/ Debra R. Kohler
                                           ------------------------------------
                                        Title: Sr. Vice President


                                        Citicorp Leasing, Inc.

Date: December 31, 1997                 By: /s/ Edward S. Mundy
                                           ------------------------------------
                                        Title: Vice President

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